UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2015

CIAO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-166057	27-1897718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8390 LBJ Freeway 10th Floor, Dallas TX 75243
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (510) 590-2501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events

Issuance of Preferred Stock

On December 13, 2015, Ciao Group, Inc. (the “Company”) issued 10,000 shares of Series A Preferred Stock to Ciao Group Holding, Inc., the rights of which follow. The Board of Directors issued the 10,000 shares of Series A Preferred Stock and in conjunction with the issuance received Majority Consent Notices from shareholders representing 68.16% of the outstanding shares of the Company.

Series A Preferred Stock

SECTION 1. DESIGNATION OF SERIES; RANK. The shares of such series of Series A Preferred Stock shall be designated as the “Series A Preferred Stock” and the number of shares initially constituting such series shall be Ten thousand (10,000) shares.

SECTION 2. DIVIDENDS. The Holder(s) of the Series A Preferred Stock shall not be entitled to receive dividends paid on the Company’s common stock (“Common Stock”). “Holder” shall mean the person or entity in which the Series A Preferred Stock is registered on the books of the Company.

SECTION 3. LIQUIDATION PREFERENCE. The Holder(s) of the Series A Preferred Stock shall not be entitled to any liquidation preference.

SECTION 4. VOTING.

4.1 Voting Rights. The Holders of the Series A Preferred Stock will have the voting rights as described in this Section 4 or as required by law. For so long as any shares of the Series A Preferred Stock remain issued and outstanding, the Holders thereof, voting separately as a class, shall have the right to elect a majority of the Board of Directors of the Corporation. For example, if there are three (3) members of the Board of Directors of the Company, the holders of the Preferred Stock in aggregate shall have the right to elect four (4) members of the Board of Directors.

4.2 Amendments to Articles of Incorporation and Bylaws. So long as the Series A Preferred Stock is outstanding, the Company shall not, without the affirmative vote of the Holders of at least 66-2/3% of all outstanding shares of Series A Preferred Stock, voting separately as a class (i) amend, alter or repeal any provision of the Articles of Incorporation or the Bylaws of the Company so as to adversely affect the designations, preferences, limitations and relative rights of the Series A Preferred Stock, (ii) effect any reclassification of the Series A Preferred Stock, or (iii) designate any additional series of preferred stock, the designation of which adversely effects the rights, privileges, preferences or limitations of the Series A Preferred Stock set forth herein.

4.3 Amendment of Rights of Series A Preferred Stock. The Company shall not, without the affirmative vote of the Holders of at least 66-2/3% of all outstanding shares of the Series A Preferred Stock, amend, alter or repeal any provision of this Certificate of Designation, PROVIDED, HOWEVER, that the Company may, by any means authorized by law and without any vote of the Holders of shares of the Series A Preferred Stock, make technical, corrective, administrative or similar changes in this Certificate of Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series A Preferred Stock.

SECTION 5. CONVERSION RIGHTS. The shares of the Series A Preferred Stock shall have no conversion rights.

SECTION 6. RESERVED.

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SECTION 7. NOTICES. Any notice required hereby to be given to the Holders of shares of the Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each Holder of record at his, her or its address appearing on the books of the Company.

SECTION 8. PROTECTIVE PROVISIONS. Subject to the rights of series of Series A Preferred Stock which may from time to time come into existence, so long as any shares of Series A Preferred Stock are outstanding, this Company shall not without first obtaining the approval (by written consent, as provided by law) of the Holders of a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class:

Increase or decrease the total number of authorized or designated shares of Series A Preferred Stock;

Effect an exchange, reclassification, or cancellation of all or a part of the Series A Preferred Stock;

Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series A Preferred Stock; or

Alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series, including the rights set forth in this Certificate of Designations.

PROVIDED, HOWEVER, that the Company may, by any means authorized by law and without any vote of the Holders of shares of the Series A Preferred Stock, make technical, corrective, administrative or similar changes in this Certificate of Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series A Preferred Stock.

SECTION 9. NO OTHER RIGHTS OR PRIVILEGES. Except as specifically set forth herein, the Holders of the Series A Preferred Stock shall have no other rights, privileges or preferences with respect to the Series A Preferred Stock.

SECTION 10. MISCELLANEOUS.

                    (a)      The headings of the various sections and subsections of this Certificate of Designation are for convenience of reference only and shall not affect the interpretation of any of the provisions of this Certificate of Designation.

                    (b)      Whenever possible, each provision of this Certificate of Designation shall be interpreted in a manner as to be effective and valid under applicable law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Certificate of Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Certificate of Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

                     (c)      Except as may otherwise be required by law, the shares of the Series A Preferred Stock shall not have any powers, designations, preferences or other special rights, other than those specifically set forth in this Certificate of Designation.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciao Group, Inc.

By /s/ Eugenio Santos
Eugenio Santos
Chairman of the Board, Chief Executive Officer, Chief Financial Officer, and Director

Date: January 15, 2016

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